Exhibit 10.2

MODULAR MEDICAL, INC.
SUBSCRIPTION AGREEMENT FOR UNITS

(Canadian Subscribers)

TO: Modular Medical, Inc. (the “Corporation”)

The undersigned (the “Subscriber”) on its own behalf, and, if applicable, on behalf of the person for whom the undersigned is contracting hereunder as trustee or agent (a “Beneficial Purchaser”), hereby irrevocably subscribes for and agrees to purchase from the Corporation that number of units of the Corporation (the “Units”) set out below at a price of US$[●] per Unit. Each Unit shall consist of (A) either (i) two shares of the Corporation’s common stock (“Shares”), or (ii) to certain subscribers at the sole discretion of the Corporation and in lieu of Shares, two Pre-Funded Warrants (as defined herein), and (B) one warrant to purchase one Share (a “Warrant”). Each Pre-Funded Warrant shall entitle the holder thereof to acquire on Share (“Pre-Funded Warrant Shares”) at a price of $0.001 subject to the terms and conditions set out in the Pre-Funded Warrant Certificates (as defined herein). Each Warrant shall entitle the holder thereof to acquire one Share (“Warrant Shares”) at a price of US$[●] until 5:00 p.m. (New York City time) on the date which is 48 months following the Closing Date (as defined herein), whereupon the Warrants expire.

The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Units” including without limitation the representations, warranties and covenants set forth in the applicable schedules attached thereto. The Subscriber further agrees, without limitation, that the Corporation may rely upon the Subscriber’s representations, warranties and covenants contained in such documents.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below

Name of Subscriber:	Number of Units:	x US$[ ● ]

Account Reference (if applicable):	= Aggregate Subscription Price:
(the “Subscription Price”)
By:
Authorized Signature

(Official Capacity or Title – if the Subscriber is not an individual)	If the Subscriber is signing as agent for a Beneficial Purchaser and is not purchasing as trustee or agent for accounts fully managed by it, complete the following:

(Name of individual whose signature appears above if different than the name of the subscriber printed above.)	(Name of Beneficial Purchaser)

(Subscriber’s Residential Address, including Municipality and Province)	(Beneficial Purchaser’s Residential Address)

Telephone Number:
Email Address:

[Modular Medical, Inc. – Non-Brokered Private Placement Subscription Agreement]

Account Registration Information:	Delivery Instructions:

☐ Same as Subscriber Information on prior page	☐ Same as Subscriber Information on prior page

(Name)	(Name)

(Account Reference, if applicable)	(Account Reference, if applicable)

(Address, including Postal Code)	(Telephone Number) (Fax Number)

(Contact Name)

Number and kind of securities of the Corporation held, directly or indirectly, or over which control or direction is exercised by the Subscriber, if any (if none, please state):	State whether Subscriber is an Insider* of the Corporation:
Yes ☐ No ☐

State whether Subscriber is a Registrant*:

Yes ☐ No ☐

(*definitions at Section 1.1 of the attached Terms and Conditions)

[Modular Medical, Inc. – Non-Brokered Private Placement Subscription Agreement]

SUBSCRIPTION PROCEDURES

All Subscribers shall:

1.	carefully review the Subscription Agreement;

2.	obtain independent legal, financial and tax advice regarding the Subscription Agreement and the Subscriber’s investment in the Units;

3.	complete and sign pages 1 and 2 of the Subscription Agreement;

4.	if the Subscriber is resident in or otherwise subject to the laws of any of the Provinces or Territories of Canada and is purchasing the Units (the “Subscriber’s Units”) as an “accredited investor” as defined in NI 45-106 (as defined herein), provide a duly completed and executed copy of the Accredited Investor Status Certificate in the form attached hereto as SCHEDULE “A”;

5.	deliver the Aggregate Subscription Price (as defined herein) payable by the Subscriber for the Subscriber’s Units to the Corporation, on or before the Closing Date, by wire transfer in same day freely transferable United Sates dollars and payable in such manner as may be specified by the Corporation; and

6.	provide and submit any other documents or information required by applicable securities laws that the Corporation may request.

A completed and executed copy of this Subscription Agreement, including all applicable schedules hereto, must be delivered by no later than 5:00 p.m. (New York City time) on Thursday, March 13, 2025.

Cassels Brock & Blackwell LLP

Suite 3200, Bay Adelaide Centre – North Tower

40 Temperance St

Toronto, ON M5H 0B4

Attention: Shannon Scrocchi

E-mail: sscrocchi@cassels.com

TERMS AND CONDITIONS OF SUBSCRIPTION FOR UNITS

ARTICLE 1
Interpretation

1.1	Definitions

Whenever used in this Subscription Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and phrases shall have the respective meanings ascribed to them as follows:

“Beneficial Purchaser” has the meaning given to such term on the face page of this Subscription Agreement;

“Business Day” means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in New York City are not open for business;

“Closing” has the meaning given to such term in Section 4.1;

“Closing Date” has the meaning given to such term in Section 4.1;

“Closing Time” has the meaning given to such term in Section 4.1;

“Commission” means the Securities and Exchange Commission;

“Control Person” means a person, company or combination of persons or companies described in clause (c) of the definition of “distribution” in subsection 1(1) of the Securities Act (Ontario);

“Corporation” means Modular Medical, Inc. and includes any successor corporation to or of the Corporation;

“Insider” means (a) a director or officer of the Corporation (or a subsidiary of the Corporation), (b) any person who beneficially owns, directly or indirectly, voting securities of the Corporation or who exercises control or direction over voting securities of the Corporation or a combination of both carrying more than 10% of the voting rights attached to all voting securities of the Corporation for the time being outstanding, (c) a person prescribed by regulation or designated as an insider by a regulatory authority or (d) a director or officer of an Insider of the Corporation;

“Lien” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction;

“NI 45-106” means, collectively, (i) National Instrument 45-106 - Prospectus Exemptions as such instrument is in effect on the Closing Date in the applicable Selling Jurisdictions, other than the Province of Quebec and (ii) the Regulation 45-106 respecting Prospectus Exemptions as such regulation is applicable to Quebec Subscribers and in effect on the Closing Date in the Province of Quebec;

“Offering” means the offering of Units pursuant to this Subscription Agreement;

“person” means any individual (whether acting as an executor, trustee administrator, legal representative or otherwise), corporation, firm, partnership, sole proprietorship, syndicate, joint venture, trustee, trust, unincorporated organization or association, and pronouns have a similar extended meaning;

“Pre-Funded Warrant” means a pre-funded warrant to purchase one share of common stock of the Corporation at a price of US$0.001, subject to the terms and conditions set out in the Pre-Funded Warrant Certificates;

“Pre-Funded Warrant Certificate” has the meaning given to such term in Section 3.2 hereof;

“Pre-Funded Warrant Share” has the meaning given to such term on the face page of this Subscription Agreement;

“Purchased Securities” means, the Units subscribed for and purchased by the Subscriber pursuant to this Subscription Agreement;

“Registrable Securities” means, as of any date of determination, (i) the Shares, the Pre-Funded Warrant Shares and the Warrant Shares and (ii) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Corporation shall not be required to maintain the effectiveness of any, or file another, registration statement hereunder with respect thereto) (x) if such Registrable Securities have been disposed of by the Subscriber in accordance with such effective registration statement, (y) if such Registrable Securities have been previously sold in accordance with Rule 144, or (z) for so long as such securities are eligible for resale without volume or manner-of-sale restrictions and current public information being available pursuant to Rule 144 as reasonably determined by the Corporation, upon the advice of counsel to the Corporation;

“Registrant” means a dealer, adviser, investment fund manager, an ultimate designated person or chief compliance officer as those terms are used pursuant to applicable securities laws, or a person registered or otherwise required to be registered under applicable securities laws;

“Resale Registration Statement” means a registration statement on Form S-1 or Form S-3 covering the resale of the Shares, the Pre-Funded Warrant Shares, if any, and the Warrant Shares;

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the U.S. Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such rule;

“Shares” has the meaning given to such term on the face page of this Subscription Agreement;

“Subscriber” has the meaning given to such term on the face page of this Subscription Agreement;

“Subscription Agreement” means this subscription agreement (including any schedules hereto) and any instrument amending this Subscription Agreement; “hereof”, “hereto”, “hereunder”, “herein” and similar expressions mean and refer to this Subscription Agreement and not to a particular Article or Section; and the expression “Article” or “Section” followed by a number means and refers to the specified Article or Section of this Subscription Agreement;

“Subscription Price” has the meaning given to such term on the face page of this Subscription Agreement;

“Underlying Securities” means, collectively, the Shares, the Pre-Funded and the Warrants, as applicable, underlying the Units and the Pre-Funded Warrant Shares and Warrant Shares, as applicable, issued or issuable to holders of Pre-Funded Warrants and Warrants pursuant to the terms of the Pre-Funded Warrant Certificates and the Warrant Certificates, as applicable, and this Subscription Agreement;

“Unit” has the meaning given to such term on the face page of this Subscription Agreement;

“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia;

“U.S. Person” has the meaning given to such term in Rule 902(k) of Regulation S under the U.S. Securities Act;

“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

“Warrant Certificate” has the meaning given to such term in Section 3.2 hereof;

“Warrants” has the meaning given to such term on the face page of this Subscription Agreement; and

“Warrant Shares” has the meaning given to such term on the face page of this Subscription Agreement.

1.2	Gender and Number

Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice versa.

1.3	Currency

Unless otherwise specified, all dollar amounts in this Subscription Agreement, including the symbol “$”, are expressed in Canadian dollars.

1.4	Subdivisions, Headings and Table of Contents

The division of this Subscription Agreement into Articles, Sections, Schedules and other subdivisions, the inclusion of headings and the provision of a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement. The headings in this Subscription Agreement are not intended to be full or precise descriptions of the text to which they refer. Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or schedule of this Subscription Agreement.

ARTICLE 2
SCHEDULES

2.1	Description of Schedules

The following are the Schedules attached to and incorporated in this Subscription Agreement by reference and deemed to be a part hereof:

Schedule A	Accredited Investor Certificate
Schedule B	Contact Information for Canadian Securities Commissions

ARTICLE 3
SUBSCRIPTION AND DESCRIPTION OF Units

3.1	Subscription for the Units

The Subscriber hereby confirms its irrevocable subscription for and offer to purchase the Units from the Corporation, on and subject to the terms and conditions set out in this Subscription Agreement, for the Subscription Price which is payable as described in Article 4 hereto.

3.2	Description of Units

Each Unit shall consist of (A) either (i) two Shares, or (ii) to certain subscribers at the sole discretion of the Corporation and in lieu of Shares, two Pre-Funded Warrants; and (B) one Warrant. Each Warrant shall entitle the holder thereof to acquire one Warrant Share at a price of US$[●] per Warrant Share until 5:00 p.m. (New York City time) on the date which is 48 months following the Closing Date, whereupon the Warrants expire.

The Pre-Funded Warrants, if any, will be governed by the terms and conditions set out in the certificate representing the Pre-Funded Warrants (the “Pre-Funded Warrant Certificates”) delivered to the Subscriber at Closing. The Pre-Funded Warrant Certificates will contain, among other things, provision for the appropriate adjustment in a class, number and exercise price of the Pre-Funded Warrant Shares upon the occurrence of certain events, including any subdivision, consolidation or re-classification of the common stock of the Corporation or payments of stock dividends or upon the merger or re-organization of the Corporation.

The Warrants will be governed by the terms and conditions set out in the certificate representing the Warrants (the “Warrant Certificates”) delivered to the Subscriber at Closing. The Warrant Certificates will contain, among other things, provision for the appropriate adjustment in a class, number and exercise price of the Warrant Shares upon the occurrence of certain events, including any subdivision, consolidation or re-classification of the common stock of the Corporation or payments of stock dividends or upon the merger or re-organization of the Corporation.

3.3	Acceptance and Rejection of Subscription by the Corporation

The Subscriber acknowledges and agrees that the Corporation reserves the right, in its absolute discretion, to reject this subscription for Units, in whole or in part, at any time prior to the Closing Time. If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Corporation representing the Subscription Price will be promptly returned to the Subscriber without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund of the Subscription Price for that portion of the subscription for the Units which is not accepted, will be promptly delivered to the Subscriber without interest or deduction.

ARTICLE 4
Closing

4.1	Closing

Delivery and sale of the Units and payment of the Subscription Price will be completed (the “Closing”), in one or more tranches, at or around 10:00 a.m. (New York City time) (the “Closing Time”), with the first tranche closing being on or about March 15, 2025 or such other date or time as the Corporation determine (the “Closing Date”). If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement have been complied with, against delivery of the Subscription Agreements and payment as prescribed therein, the Corporation shall deliver certificates or direct registration system (“DRS”) statements representing the Shares, the Pre-Funded Warrants, if any, and the Warrants underlying the Units and such other documentation as may be required pursuant to the Subscription Agreement.

If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement (other than delivery by the Corporation to the Subscriber of certificates or DRS statements representing the Units) have not been complied with to the satisfaction of the Subscriber, the Corporation and the Subscriber will have no further obligations under this Subscription Agreement.

4.2	Conditions of Closing

The Offering is conditional upon, among other things, the Corporation having filed a Notification Form: Listing of Additional Shares for the listing of the Shares, the Pre-Funded Warrant Shares, if any, and the Warrant Shares with the Nasdaq Global Market or any of the following markets or exchanges on which the Corporation’s common stock is then listed or quoted for trading on the date in question: the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market (or any successors to any of the foregoing).

The Subscriber acknowledges and agrees that the obligations of the Corporation hereunder are conditional on the accuracy of the representations and warranties of the Subscriber contained in this Subscription Agreement as of the date of this Subscription Agreement, and as of the Closing Time as if made at and as of the Closing Time, and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing Time:

(a)	payment by the Subscriber of the Subscription Price by wire transfer (pursuant to the wire instruction set out below) in United States dollars payable to “Modular Medical, Inc.”, or as the Corporation and the Subscriber may otherwise agree:

(b)	the Subscriber having properly completed, signed and delivered this Subscription Agreement to:

Cassels Brock & Blackwell LLP

Suite 3200, Bay Adelaide Centre – North Tower

40 Temperance St

Toronto, ON M5H 0B4

Attention: Shannon Scrocchi

Email: sscrocchi@cassels.com

(c)	the Subscriber having properly completed, signed and delivered Schedule “A”.

The Subscriber and each Beneficial Purchaser, if any, acknowledge and agree that as the sale of the Subscriber’s Units will not be qualified by a prospectus, such sale is subject to the condition that the Subscriber (or, if applicable each Beneficial Purchaser) sign and return to the Corporation all relevant documentation required by applicable securities laws.

The Subscriber and each Beneficial Purchaser, if any, acknowledge and agree that the Corporation will be required to provide to the securities regulators a list setting out the identities of the Beneficial Purchasers of the Units. Notwithstanding that the Subscriber may be purchasing Units as an agent on behalf of an undisclosed principal (if permissible under applicable securities laws), the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal.

ARTICLE 5
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CORPORATION

5.1	Representations, Warranties and Covenants of the Corporation

The Corporation hereby represents and warrants to, and covenants with the Subscriber as follows and acknowledges that the Subscriber is relying on such representations and warranties in connection with the transactions contemplated herein:

(a)	The Corporation is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

(b)	The Corporation has full power and authority to enter into this Subscription Agreement and perform the same and to do all other acts which may be necessary to consummate the transaction contemplated hereby.

(c)	The Shares are duly authorized and, when issued and paid for in accordance with the provisions hereof, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Corporation, except for restrictions on transfer imposed by applicable securities laws.

(d)	The Pre-Funded Warrant Shares have been duly and validly authorized and reserved for issuance and, upon exercise of the applicable Pre-Funded Warrants, if any, in accordance with their terms, including the payment of any exercise price therefor, will be validly issued, fully paid and nonassessable and will be free and clear of all encumbrances and restrictions (other than those created by the Subscriber), except for restrictions on transfer set forth herein or imposed by applicable securities laws. Assuming the accuracy of the representations and warranties of the Subscriber in Section 6.1 hereof, the Pre-Funded Warrant Shares will be issued in compliance with all applicable federal and state securities laws.

(e)	The Warrant Shares have been duly and validly authorized and reserved for issuance and, upon exercise of the applicable Warrants in accordance with their terms, including the payment of any exercise price therefor, will be validly issued, fully paid and nonassessable and will be free and clear of all encumbrances and restrictions (other than those created by the Subscriber), except for restrictions on transfer set forth herein or imposed by applicable securities laws. Assuming the accuracy of the representations and warranties of the Subscriber in Section 6.1 hereof, the Warrant Shares will be issued in compliance with all applicable federal and state securities laws.

(f)	The authorization, execution, delivery and performance by the Corporation of the Subscription Agreements and the issue and sale of the Purchased Securities do not and will not conflict with and do not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreement or instrument to which the Corporation is a party.

(g)	The Corporation has complied in all material respects with the requirements of applicable securities laws in the jurisdictions in which the Purchased Securities will be distributed and the legislation pursuant to which it was incorporated, and its regulations.

(h)	This Subscription Agreement has been duly executed and delivered by the Corporation and is a valid agreement enforceable in accordance with its terms.

(i)	The Purchased Securities are not being sold by the Corporation to the Subscriber with knowledge of any material fact about the Corporation that has not been generally disclosed.

5.2	Registration Rights

(a)	The Corporation shall use commercially reasonable efforts to prepare and file with the United States Securities and Exchange Commission (the “SEC”), within thirty (30) days after the Closing Date, and cause the SEC to declare effective, as promptly as possible, after the filing thereof, the Resale Registration Statement, covering the resale of all the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 promulgated under the U.S. Securities Act (“Rule 415”).

(b)	Notwithstanding the registration obligations set forth in Section 5.2(a), if the SEC informs the Corporation that all of the Registrable Securities cannot, as a result of the application of Rule 415 or other applicable regulations, be registered for resale as a secondary offering on a single registration statement, the Corporation agrees to promptly inform the Subscriber thereof and use its reasonable efforts to file amendments to the registration statement as required by the SEC, covering the maximum number of Registrable Securities permitted to be registered by the SEC. If the SEC or any publicly available written or oral guidance of the SEC staff sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular registration statement as a secondary offering, the Corporation shall reduce the Registrable Securities on a pro rata basis among the participating Subscribers (the “Holders”) in this Offering, in proportion to the aggregate amount of Registrable Securities to be registered on behalf of each.

(c)	In connection with the Corporation’s registration obligations hereunder, the Corporation shall, as promptly as reasonably possible under the circumstances, taking into account the Corporation’s good faith assessment of any adverse consequences to the Corporation and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a registration statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a registration statement nor such prospectus, included therein, will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Corporation notifies the Holders to suspend the use of any prospectus until the requisite changes to such prospectus have been made, then the Holders shall suspend use of such prospectus.

ARTICLE 6
ACKNOWLEDGEMENTS, COVENANTS, REPRESENTATIONS AND WARRANTIES
OF THE SUBSCRIBER

6.1	Representations, Warranties and Covenants of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is acting hereunder, hereby represents and warrants to, and covenants with, the Corporation as follows and acknowledges that the Corporation is relying on such representations and warranties in connection with the transactions contemplated herein:

(a)	The Subscriber and each Beneficial Purchaser, if any, is resident in the jurisdiction set out on the face page of this Subscription Agreement. Such address was not created and is not used solely for the purpose of acquiring the Purchased Securities and the Subscriber and any Beneficial Purchaser was solicited to purchase in such jurisdiction.

(b)	The Subscriber has the legal capacity and competence to execute this Subscription Agreement and to take all actions required pursuant hereto and all necessary approvals by directors, shareholders and members of the Subscriber, or otherwise, have been given to authorize it to execute and deliver this agreement and to take all actions required pursuant hereto.

(c)	The Subscriber has properly completed, executed and delivered within applicable time periods to the Corporation the applicable certificate(s) and/or form(s) (dated as of the date hereof) set forth in Schedule “A” and the information contained therein is true and correct.

(d)	The representations, warranties and covenants contained in the applicable Schedules will be true and correct both as of the date of execution of this Subscription Agreement and as of the Closing Time.

(e)	If the Subscriber, and each Beneficial Purchaser, if any, for whom it is acting as trustee or agent, is a corporation or a partnership, syndicate, trust, association, or any other form of unincorporated organization or organized group of persons, the Subscriber or such Beneficial Purchaser was not created or being used solely to permit purchases of or to hold securities without a prospectus in reliance on a prospectus exemption.

(f)	The Subscriber, and each Beneficial Purchaser, if any, for whom the Subscriber is acting as trustee or agent, was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of “accredited investor” provided in Schedule “A”.

(g)	The Subscriber or any person for whom it is acting is neither a U.S. Person nor subscribing for the Purchased Securities for the account of a U.S. Person or for resale in the United States and the Subscriber confirms that the Purchased Securities have not been offered to the Subscriber in the United States and that this Subscription Agreement has not been signed in the United States.

(h)	Neither the Subscriber nor any person for whom it is acting will offer, sell or otherwise dispose of the Units or the Underlying Securities in the United States or to a U.S. Person unless the Corporation has consented to such offer, sale, or disposition, and such offer, sale, or disposition is made in accordance with an exemption from the registration requirements under the U.S. Securities Act and the securities laws of all applicable states of the United States or in accordance with the registration and prospectus delivery requirements of the U.S. Securities Act.

(i)	The execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Purchased Securities and the completion of the transactions described herein by the Subscriber will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber, applicable securities laws or any other laws applicable to the Subscriber, any agreement to which the Subscriber is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber.

(j)	The Subscriber is subscribing for the Purchased Securities as principal for its own account and not for the benefit of any other person (within the meaning of applicable securities laws) and not with a view to the resale or distribution of all or any of the Purchased Securities, or if it is not subscribing as principal, it acknowledges that the Corporation may be required by law to disclose to certain regulatory authorities the identity of each Beneficial Purchaser for which it is acting.

(k)	In the case of a subscription for the Purchased Securities by a Subscriber acting as trustee or agent (including, for greater certainty, a portfolio manager or comparable adviser) for a principal, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of each Beneficial Purchaser, each of whom is subscribing as principal for its own account, not for the benefit of any other person and not with a view to the resale or distribution of the Purchased Securities or the Underlying Securities, and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid and binding agreement of, such principal, and the Subscriber acknowledges that the Corporation may be required by law to disclose the identity of each Beneficial Purchaser.

(l)	In the case of a subscription for the Purchased Securities by the Subscriber acting as principal, this Subscription Agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Subscriber. This Subscription Agreement is enforceable in accordance with its terms against the Subscriber and any Beneficial Purchaser.

(m)	If the Subscriber is:

(i)	a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Purchased Securities as contemplated herein and to carry out and perform its obligations under the terms of this Subscription Agreement;

(ii)	a partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

(iii)	an individual, the Subscriber is of the full age of majority and is legally competent to execute this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder.

(n)	There are no arrangements or persons acting or purporting to act in connection with the transactions contemplated herein which creates any entitlement to any brokerage or finder’s fee. If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for Units due to action by the Subscriber other than as provided for herein, the Subscriber covenants to indemnify and hold harmless the Corporation with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

(o)	The Subscriber is not, with respect to the Corporation or any of its affiliates, a Control Person.

(p)	If required by applicable securities laws or the Corporation, the Subscriber will execute, deliver and file or assist the Corporation in filing such reports, undertakings and other documents with respect to the issue of the Purchased Securities, as may be required by any securities commission, stock exchange or other regulatory authority.

(q)	The Subscriber covenants and agrees to comply with applicable securities legislation in Canada, and any other relevant securities legislation, rules, regulations, orders, or policies concerning the purchase, holding of, and resale of the Purchased Securities.

(r)	The Subscriber, and each Beneficial Purchaser, if any, has been advised to consult its own legal advisors with respect to trading in the Purchased Securities or the Underlying Securities and with respect to the resale restrictions imposed by applicable securities laws of the province in which the Subscriber resides and other applicable securities laws, and acknowledges that no representation has been made respecting the applicable hold periods imposed by applicable securities laws or other resale restrictions applicable to such securities which restrict the ability of the Subscriber (or others for whom it is contracting hereunder) to resell such securities, that the Subscriber (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and the Subscriber is solely responsible (and the Corporation not in any way responsible) for compliance with applicable resale restrictions and the Subscriber is aware that it (or Beneficial Purchasers for whom it is contracting hereunder) may not be able to resell such securities except in accordance with limited exemptions under applicable securities laws.

(s)	The Subscriber has not received or been provided with a prospectus, offering memorandum, within the meaning of applicable securities laws, or any sales or advertising literature in connection with the Offering and the Subscriber’s decision to subscribe for the Purchased Securities was not based upon, and the Subscriber has not relied upon, any verbal or written representations as to facts made by or on behalf of the Corporation. The Subscriber’s decision to subscribe for the Purchased Securities was based solely upon the information about the Corporation which is publicly available.

(t)	The Subscriber is not purchasing the Purchased Securities with knowledge of material information concerning the Corporation which has not been generally disclosed.

(u)	No person has made any written or oral representations:

(i)	that any person will resell or repurchase the Purchased Securities or the Underlying Securities;

(ii)	that any person will refund the Subscription Price; or

(iii)	as to the future price or value of the Purchased Securities or the Underlying Securities.

(v)	The subscription for the Purchased Securities has not been made through or as a result of, and the distribution of the Purchased Securities is not being accompanied by any advertisement, including without limitation in printed public media, radio, television or telecommunications, including electronic display, or as part of a general solicitation.

(w)	The Subscriber shall promptly provide evidence of the foregoing representations, warranties and covenants at any time or times as the Corporation reasonably requires.

(x)	There are risks associated with the purchase of and investment in the Units and the Subscriber has such knowledge and experience that it is capable of evaluating the merits and risks of an investment in the Units and the securities issuable thereunder and fully understands the restrictions on resale of the Units, and is capable of bearing the economic risk of the investment.

(y)	The Subscriber confirms that it:

(i)	has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Purchased Securities, including the potential loss of its entire investment;

(ii)	is aware of the characteristics of the Purchased Securities and understands the risks relating to an investment therein; and

(iii)	is able to bear the economic risk of loss of its investment in the Purchased Securities.

(z)	The funds representing the Subscription Price which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”), the United Kingdom’s Proceeds of Crime Act 2002 (the “POCA”) or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA, POCA or the PATRIOT Act. To the best of its knowledge (a) none of the subscription funds to be provided by the Sub-scriber (i) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (b) the Subscriber shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith.

(aa)	The Subscriber is not a person or entity identified in the Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism, the United Nations Al- Qaida and Taliban Regulations, the Regulations Implementing the United Nations Resolution on the Democratic People’s Republic of Ko-rea, the Regulations Implementing the United Nations Resolution on Iran, the United Nations Cote d’Ivoire Regulations, the United Nations Democratic Republic of the Congo Regulations, the United Nations Liberia Regulations, the United Nations Sudan Regulations, the Special Economic Measures (Zimbabwe) Regulations or the Special Economic Measures (Bur-ma) Regulations, the Special Economic Measures (Ukraine) Regulations, the Special Economic Measures (Russia) Regulations, or the Freezing Assets of Corrupt Foreign Officials Act (collectively, the “Trade Sanctions”). The Subscriber acknowledges that the Corporation may in the future be required by law to disclose the name and other information of the Subscriber related to the acquisition of the Purchased Securities hereunder pursuant to the Trade Sanctions.

6.2	Acknowledgments and Further Covenants of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is acting hereunder, acknowledges and agrees as follows:

(a)	No securities commission, agency, governmental authority, regulatory body, stock exchange or other regulatory body has reviewed or passed on the merits of the Purchased Securities.

(b)	The Purchased Securities will be subject to statutory resale restrictions under securities laws of the province in which the Subscriber resides and under other applicable securities laws, and the Subscriber covenants that it will not resell the Purchased Securities or the Underlying Securities except in compliance with such laws and the Subscriber acknowledges that it is solely responsible (and Corporation not in any way responsible) for such compliance.

(c)	The Subscriber’s ability to transfer the Purchased Securities and the Underlying Securities is limited by, among other things, applicable securities laws and the Corporation shall refuse, and shall instruct its transfer agent to refuse, to register any transfer that does not comply with applicable securities laws.

(d)	Neither the Corporation nor any of its respective officers, directors, employees, shareholders, representatives, affiliates, related entities and associates, or any persons acting on its or their behalf, including Cassels Brock & Blackwell LLP, legal counsel to the Corporation only, will in any circumstances be liable to the Subscriber under, arising out of or in any way connected with this Subscription Agreement for any indirect or consequential loss or damage whether arising in contract or tort (including for negligence or statutory duty), and Cassels Brock & Blackwell LLP is not acting for the Subscriber, and the Subscriber should obtain its own independent legal advice in connection with the transactions contemplated hereby.

(e)	The Subscriber and each Beneficial Purchaser, if any, are solely responsible for obtaining such legal advice and tax advice as they consider appropriate in connection with the execution, delivery and performance by it or them of this Subscription Agreement and the completion of the transactions contemplated hereby and, without limiting the generality of the foregoing:

(i)	the Subscriber confirms that it is responsible for obtaining its own legal, tax, investment and other professional advice with respect to the execution, delivery and performance by it of this Subscription Agreement and the transactions contemplated hereunder including the suitability of the Units as an investment for the Subscriber, the tax consequences of purchasing and dealing with the Units and the resale restrictions and “hold periods” to which the Shares, Pre-Funded Warrants, if any, and Warrants comprising the Units are or may be subject under applicable securities laws. The Subscriber has not relied upon any statements made by, or purporting to have been made on behalf of, the Corporation or its counsel with respect to such matters; and

(ii)	the Subscriber acknowledges that the Corporation’s counsel is acting solely as counsel to the Corporation and not as counsel to the Subscriber.

(f)	The certificates or DRS statements representing the Underlying Securities will bear, as of the Closing Date, legends substantially in the following form:

“THE OFFER AND SALE OF THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE TRANSFERRED UNLESS (I) THE RESALE OF SUCH SECURITIES HAS BEEN REGISTERED PURSUANT TO THE SECURITIES ACT, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 OR ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN AGREEMENT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

(g)	In addition, if required by the authorities of any state in connection with the issuance or sale of the Units, the certificates or DRS statements representing the Underlying Securities may also bear the legend required by such state authority.

(h)	The Subscriber and each Beneficial Purchaser shall execute, deliver, file and otherwise assist the Corporation and with filing all documentation required by the applicable securities laws to permit the subscription for the Purchased Securities and the issuance of the Underlying Securities.

(i)	The Corporation is relying on the representations, warranties and covenants contained herein and in the applicable Schedules attached hereto to determine the Subscriber’s eligibility to subscribe for the Purchased Securities under applicable securities laws and the Subscriber agrees to indemnify the Corporation, and each of its directors and officers against all losses, claims, costs, expenses, damages or liabilities which any of them may suffer or incur as a result of or arising from reliance thereon. The Subscriber undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth in such applicable Schedules which takes place prior to the Closing Time.

(j)	The Corporation is relying on an exemption from the requirement to provide the Subscriber with a prospectus under applicable securities laws and, as a consequence of acquiring the Purchased Securities pursuant to such exemption, certain protections, rights and remedies provided by applicable securities laws, including statutory rights of rescission or damages, will not be available to the Subscriber.

(k)	The Purchased Securities are being offered pursuant to an exclusion from the registration requirements of the U.S. Securities Act pursuant to Regulation S promulgated thereunder.

(l)	The Subscriber acknowledges that the Pre-Funded Warrants, if any, and the Warrants may not be exercised in the United States by or on behalf of a U.S. Person, unless the Underlying Securities are registered under the U.S. Securities Act and applicable state securities law or unless the Corporation has consented to such offer, sale or distribution and such exercise is made in accordance with an exemption from the registration requirements under the U.S. Securities Act and the securities laws of all applicable states of the United States.

(m)	The Subscriber, and each Beneficial Purchaser, if any, is responsible for obtaining such legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated under this Subscription Agreement.

(n)	There is no government or other insurance covering the Purchased Securities or Underlying Securities.

(o)	The Subscriber acknowledges and understands that in connection with the issue and sale of the Purchased Securities pursuant to the Offering, the Corporation may pay certain finder’s fees, commissions or other broker fees.

(p)	There are risks associated with the purchase of the Purchased Securities, and the Subscriber acknowledges that it has had access to such information concerning the Corporation as it has considered necessary in connection with its investment decisions to invest in the Purchased Securities.

(q)	The Subscriber has had an opportunity to ask questions of and receive answers from the Corporation, or a person or person acting on the Corporation's behalf, concerning the terms and conditions of an investment in the Purchased Securities and the business and affairs of the Corporation, and all such questions have been answered to the full satisfaction of the Subscriber.

(r)	The Subscriber acknowledges that this Subscription Agreement and the Schedules hereto require the Subscriber to provide certain personal information to the Corporation. Such information is being collected by the Corporation for the purposes of completing the Offering, which includes, without limitation determining the Subscriber’s eligibility to purchase the Purchased Securities under applicable securities laws. The Subscriber’s personal information may be disclosed by the Corporation to: (i) stock exchanges or securities regulators, (ii) the Canada Revenue Agency or other taxing authorities, and (iii) any of the other parties involved in the Offering, including legal counsel to the Corporation and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information. The Subscriber also consents to the filing of copies or originals of any of the Subscriber’s documents described herein as may be required to be filed with any stock exchange or securities regulators in connection with the transactions contemplated hereby. The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each Beneficial Purchaser, as applicable.

(s)	The information provided by the Subscriber on pages 1 and 2 of this Subscription Agreement identifying among other things, the name, address, telephone number and email address of the Subscriber, the number of Purchased Securities being purchased hereunder, the Subscription Price, the Closing Date and the exemption that the Subscriber is relying on in purchasing the Purchased Securities will be disclosed to the securities regulators, and such information is being indirectly collected by the securities regulators under the authority granted to it under applicable securities laws. This information is being collected for the purposes of the administration and enforcement of applicable securities laws. Each Subscriber (and for certainty, including each Beneficial Purchaser) hereby authorizes the indirect collection of such information by the securities regulators. In the event the Subscriber has any questions with respect to the indirect collection of such information, the Subscriber should contact the applicable securities regulator(s) at the contact details provided in Schedule “B”.

6.3	Reliance on Representations, Warranties, Covenants and Acknowledgements

The Subscriber acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by the Subscriber in this Subscription Agreement are made with the intention that they may be relied upon by the Corporation and in determining the Subscriber’s eligibility (and, if applicable, the eligibility of others for whom the Subscriber is contracting hereunder) to purchase the Purchased Securities under applicable securities laws. The Subscriber further agrees that by accepting the Purchased Securities, and/or an ownership statement with respect to the Subscriber’s Units, the Subscriber shall be representing and warranting that such representations, warranties, acknowledgements and covenants are true as at the Closing Time with the same force and effect as if they had been made by the Subscriber at the Closing Time and that they shall survive the purchase by the Subscriber of the Purchased Securities and shall continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of any of the Purchased Securities or Underlying Securities.

ARTICLE 7
SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

7.1	Survival of Representations, Warranties and Covenants of the Corporation

The representations, warranties and covenants of the Corporation contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Subscriber with respect thereto, shall continue in full force and effect for the benefit of the Subscriber.

7.2	Survival of Representations, Warranties and Covenants of the Subscriber

The representations, warranties and covenants of the Subscriber contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Corporation with respect thereto, shall continue in full force and effect for the benefit of the Corporation.

ARTICLE 8
COLLECTION OF PERSONAL INFORMATION

8.1	Collection of Personal Information

The Subscriber (on its own behalf and, if applicable, on behalf of any person for whose benefit the Subscriber is subscribing) acknowledges and consents to the fact the Corporation is collecting the Subscriber’s (and any Beneficial Purchaser’s) personal information for the purpose of completing the Subscriber’s subscription. The Subscriber (on its own behalf and, if applicable, on behalf of any Beneficial Purchaser) acknowledges and consents to the Corporation retaining the personal information for as long as permitted or required by applicable law or business practices. The Subscriber (on its own behalf and, if applicable, on behalf of any Beneficial Purchaser) further acknowledges and consents to the fact the Corporation may be required by applicable securities laws, stock exchange rules, and the Independent Investor Regulatory Organization of Canada rules to provide the securities regulators any personal information provided by the Subscriber respecting itself (and any Beneficial Purchaser). The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all Beneficial Purchasers.

ARTICLE 9
General

9.1	Further Assurances

Each of the parties hereto upon the request of each of the other parties hereto, whether before or after the Closing Time, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.

9.2	Notices

(a)	Any notice, document or other communication required or permitted by this agreement to be given by a party hereto shall be in writing and is sufficiently given if delivered personally, of if sent by prepaid ordinary mail posted or if transmitted by any form of recorded telecommunication tested prior to transmission, to such party addressed to such party as follows:

(i)	if to the Corporation, to:

Modular Medical, Inc.

10740 Thornmint Road

San Diego, California 92127

Attention: James E. Besser

E-mail:	ir@modular-medical.com

With a copy (which shall not constitute notice) to:

Cassels Brock & Blackwell LLP

Suite 3200, Bay Adelaide Centre – North Tower

40 Temperance St

Toronto, ON M5H 0B4

Attention:	Sean Maniaci
Email smaniaci@cassels.com

And a copy (which shall not constitute notice) to:

Lucosky Brookman LLP

101 Wood Avenue South

Woodbridge, New Jersey 08830

Attention:	Lawrence Metelista
Email: lmetelista@lucbro.com

(ii)	in the case of notice to the Subscriber, to the Subscriber’s residential address as set forth on the face page to this Subscription Agreement.

(b)	Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following such day and if transmitted by email, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission.

(c)	Any party hereto may change its address for service from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

9.3	No Revocation.

The Subscriber and each Beneficial Purchaser agree that this offer is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber without the consent of the Corporation. Further, the Subscriber expressly waives and releases the Corporation from all rights of withdrawal or rescission to which the Subscriber might otherwise be entitled pursuant to applicable securities laws or otherwise at law.

9.4	Modification.

Subject to the terms hereof, neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

9.5	Survival.

All representations, warranties, agreements, covenants and acknowledgements made, or deemed to be made, by the Corporation herein shall survive the Closing and will continue in full force and effect for the benefit of the Subscriber notwithstanding any subsequent disposition by the Subscriber of any of the Units. All representations, warranties, agreements, covenants and acknowledgements made, or deemed to be made, by the Subscriber and the Beneficial Purchaser herein will survive the execution and delivery, and acceptance, of this offer and the Closing notwithstanding any subsequent disposition by the Subscriber of any of the Units.

9.6	Time of the Essence

Time shall in all respects be of the essence of this Agreement.

9.7	Applicable Law

This Subscription Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the state of New York and the federal laws of the United States applicable therein. Any and all disputes arising under this Subscription Agreement, whether as to interpretation, performance or otherwise, shall be subject to the non-exclusive jurisdiction of the courts of the City of New York, Borough of Manhattan and each of the parties hereto hereby irrevocably attorns to the jurisdiction of such courts.

9.8	Entire Agreement

This Subscription Agreement, including the Schedules hereto, constitutes the entire agreement between the parties with respect to the transactions contemplated herein and cancels and supersedes any prior understandings, agreements, negotiations and discussions between the parties. There are no representations, warranties, terms, conditions, undertakings or collateral agreements or understandings, express or implied, between the parties hereto other than those expressly set forth in this Subscription Agreement or in any such agreement, certificate, affidavit, statutory declaration or other document as aforesaid. This Subscription Agreement may not be amended or modified in any respect except by written instrument executed by each of the parties hereto.

9.9	Costs and Expenses

All costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Subscription Agreement and the transactions herein contemplated shall be paid and borne by the party incurring such costs and expenses.

9.10	General Authorization to Correct Minor Errors

The Subscriber hereby authorizes the Corporation to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other acknowledgements, provisions, forms, certificates or documents executed by the Subscriber and delivered to the Corporation in connection with the Offering.

9.11	Counterparts

This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement. Counterparts may be delivered either in original or emailed form and the parties adopt any signature received by email as original signatures of the parties.

9.12	Assignment

This Subscription Agreement may not be assigned by either party except with the prior written consent of the other parties hereto. For greater certainty, this Subscription Agreement may only be transferred or assigned by the Subscriber subject to compliance with applicable laws (including, without limitation applicable securities laws) and with the express written consent of the Corporation.

9.13	Enurement

This Subscription Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors (including any successor by reason of the amalgamation or merger of any party), administrators and permitted assigns.

9.14	Language.

The Subscriber and each Beneficial Purchaser, if any, acknowledge their consent and request that all documents evidencing or relating in any way to the purchase of the Units be drawn up in the English language only. Nous reconnaissons par les présentes avoir consent et demandé que tons les documents faisant foi ou se rapportant de quelque manière à l’achat des actions ordinaries soient rédigés en anglais seulement.

9.15	Portable Document Format Subscriptions.

The Corporation shall be entitled to rely on delivery by email or portable document format (“PDF”) of an executed copy of this Subscription Agreement, including the completed Schedules hereto, and acceptance by the Corporation of such email or PDF copy shall be legally effective to create a valid and binding agreement between the Subscriber and each Beneficial Purchaser, if any, and the Corporation in accordance with the terms hereof.

[The remainder of this page has been left intentionally blank. Signature page follows.]

The Corporation hereby accepts the subscription for the Units as set forth on the face page of this Subscription Agreement on the terms and conditions contained in this Subscription Agreement (including all applicable Schedules) this _____ day of _______________, 2025.

MODULAR MEDICAL, INC.
per:
Authorized Signing Officer

Modular Medical, Inc. – Non-Brokered Private Placement Subscription Agreement]

SCHEDULE “A”

ACCREDITED INVESTOR CERTIFICATE

TO BE COMPLETED BY CANADIAN SUBSCRIBERS WHO ARE SUBSCRIBING AS “ACCREDITED INVESTORS”

The categories listed herein contain certain specifically defined terms. If you are unsure as to the meanings of those terms or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.

TO:	MODULAR MEDICAL, INC.

In connection with the purchase by the undersigned Subscriber of the Units, the Subscriber, on its own behalf and on behalf of each of the Beneficial Purchasers for whom the Subscriber is acting (collectively, the “Subscriber”), hereby represents, warrants, covenants and certifies to the Corporation (and acknowledges that the Corporation and its counsel are relying thereon) that:

(a)	the Subscriber is resident in or otherwise subject to the securities laws of one of the Provinces or Territories of Canada;

(b)	the Subscriber is purchasing the Units as principal for its own account and not for the benefit of any other person or is deemed to be purchasing as principal pursuant to NI 45-106;

(c)	the Subscriber is an “accredited investor”, on the basis that the undersigned fits within one of the categories of an “accredited investor” reproduced below beside which the undersigned has indicated the undersigned belongs to such category;

(d)	the Subscriber was not created or is not used solely to purchase or hold securities as an accredited investor as described in paragraph (m) below; and

(e)	upon execution of this Schedule “A” by the Subscriber, this Schedule “A” shall be incorporated into and form a part of the Subscription Agreement.

(PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR)

☐	(a)	(i) except in Ontario, a Canadian financial institution, or a Schedule III bank; or
(ii) in Ontario, a financial institution that is (A) a bank listed in Schedule I, II or III of the Bank Act (Canada); (B) an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act; or (C) a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be;
☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);
☐	(c)	a subsidiary of any person or company referred to in paragraphs (a) or (b), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;
☐	(d)	a person or company registered under the securities legislation of a jurisdiction (province or territory) of Canada as an adviser or dealer (or in Ontario, except as otherwise prescribed by the regulations under the Securities Act (Ontario));
☐	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);
☐	(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);
☐	(f)	the Government of Canada or a jurisdiction (province or territory) of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;
☐	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;
☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;
☐	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction (province or territory) of Canada;

☐	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds $1,000,000;
☐	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000;
☐	(k)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;
☐	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;
☐	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;
☐	(n)	an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106, or (iii) a person described in sub-paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;
☐	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;
☐	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;
☐	(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;
☐	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;
☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;
☐	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;
☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;
☐	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario or Québec, the regulator as an accredited investor;
☐	(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse; or
☐	(x)	in Ontario, such other persons or companies as may be prescribed by the regulations under the Securities Act (Ontario).

***	If checking this category (x), please provide a description of how this requirement is met.

For the purposes hereof, the following definitions are included for convenience:

(a)	“bank” means a bank named in Schedule I or II of the Bank Act (Canada);

(b)	“Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(c)	“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

(d)	“eligibility adviser” means:

(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

(ii)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officer, founders, or control persons, and

(B)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(e)	“executive officer” means, for an issuer, an individual who is: (i) a chair, vice-chair or president, (ii) a vice-president in charge of a principal business unit, division or function including sales, finance or production, or (iii) performing a policy-making function in respect of the issuer;

(f)	“financial assets” means (i) cash, (ii) securities, or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(g)	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(h)	“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

(i)	“person” includes: (i) an individual, (ii) a corporation, (iii) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons whether incorporated or not, and (iv) an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.

(j)	“related liabilities” means (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (ii) liabilities that are secured by financial assets;

(k)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(l)	“spouse” means, an individual who, (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(m)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

In NI 45-106 a person or company is an affiliate of another person or company if one of them is a subsidiary of the other, or if each of them is controlled by the same person.

In NI 45-106 and except in Part 2 Division 4 (Employee, Executive Officer, Director and Consultant Exemption) of NI 45-106, a person (first person) is considered to control another person (second person) if (a) the first person, beneficially owns or directly or indirectly exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

The undersigned has executed this Accredited Investor Certificate as of the day of ___________, 2025.

If a Corporation, Partnership or Other Entity:	If an Individual:

Name of Entity	Signature

Type of Entity	Name of Individual

Signature of Person Signing

Title of Person Signing

SCHEDULE “B”
CONTACT INFORMATION FOR CANADIAN SECURITIES COMMISSIONS

Alberta Securities Commission

Suite 600, 250 – 5th Street SW

Calgary, Alberta T2P 0R4

Telephone: (403) 297-6454

Toll free in Canada: 1-877-355-0585

Facsimile: (403) 297-2082

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: (604) 899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: (604) 899-6581

Email: inquiries@bcsc.bc.ca

The Manitoba Securities Commission

500 – 400 St. Mary Avenue

Winnipeg, Manitoba R3C 4K5

Telephone: (204) 945-2548

Toll free in Manitoba 1-800-655-5244

Facsimile: (204) 945-0330

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: (506) 658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: (506) 658-3059

Email: info@fcnb.ca

Government of Newfoundland and Labrador

Financial Services Regulation Division

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John’s, Newfoundland and Labrador A1B 4J6

Attention: Director of Securities

Telephone: (709) 729-4189

Facsimile: (709) 729-6187

Government of the Northwest Territories

Office of the Superintendent of Securities

P.O. Box 1320

Yellowknife, Northwest Territories X1A 2L9

Attention: Deputy Superintendent, Legal & Enforcement

Telephone: (867) 920-8984

Facsimile: (867) 873-0243

Nova Scotia Securities Commission

Suite 400, 5251 Duke Street

Duke Tower

P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: (902) 424-7768

Facsimile: (902) 424-4625

Government of Nunavut Department of Justice Legal Registries Division P.O. Box 1000, Station 570 1st Floor, Brown Building Iqaluit, Nunavut X0A 0H0 Telephone: (867) 975-6590 Facsimile: (867) 975-6594

Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: (416) 593- 8314

Toll free in Canada: 1-877-785-1555

Facsimile: (416) 593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information: Inquiries Officer

Prince Edward Island Securities Office 95 Rochford Street, 4th Floor Shaw Building P.O. Box 2000 Charlottetown, Prince Edward Island C1A 7N8 Telephone: (902) 368-4569 Facsimile: (902) 368-5283

Autorité des marchés financiers

800, Square Victoria, 22e étage

C.P. 246, Tour de la Bourse

Montréal, Québec H4Z 1G3

Telephone: (514) 395-0337 or 1-877-525-0337

Facsimile: (514) 873-6155 (For filing purposes only)

Facsimile: (514) 864-6381 (For privacy requests only)

Email: financementdessocietes@lautorite.qc.ca (For corporate finance issuers); fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers)

Financial and Consumer Affairs Authority of Saskatchewan Suite 601 - 1919 Saskatchewan Drive Regina, Saskatchewan S4P 4H2 Telephone: (306) 787-5879 Facsimile: (306) 787-5899
Government of Yukon Department of Community Services Law Centre, 3rd Floor 2130 Second Avenue Whitehorse, Yukon Y1A 5H6 Telephone: (867) 667-5314 Facsimile: (867) 393-6251